UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported) February 5, 2010

So Act Network, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-51886	10685-B Hazelhurst Drive #6572 Houston, Texas 77043	26-3534190
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(210) 401-7667
 (Registrant's telephone number, including area code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01Change in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

i	On February 5, 2010, we dismissed Webb & Company, P.A. as our independent registered public accounting firm. The Board of Directors of the Company approved such termination on February 5, 2010.

ii
The Company’s Board of Directors participated in and approved the decision to change our independent registered public accounting firm because Alan Swift was the parter in charge of the company while he was at Webb & Company, P.A. therefore the Company decided to change auditors to contine to work with Alan Swift at his new firm, Alan R. Swift, CPA, P.A.

iii
Other than the disclosure of uncertainty regarding the ability for us to continue as a going concern which was included in our accountant’s report on the financial statements for the past two years, Webb & Company’s reports on the financial statements of the Company for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.  For the two most recent fiscal years and any subsequent interim period through Webb & Company’s termination on February 5, 2010, Webb & Company disclosed the uncertainty regarding the ability of So Act Network, Inc. to continue as a going concern in its accountant’s report on the financial statements.

iv
In connection with the audit and review of the financial statements of the Company through February 5, 2010, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with Webb & Company’s opinion to the subject matter of the disagreement.

v
In connection with the audited financial statements of the Company for the years ended December 31, 2008 and 2007 and interim unaudited financial statements through February 5, 2010, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

vi
The Company provided Webb & Company, P.A. with a copy of this Current Report on Form 8-K and requested that Webb & Company, P.A. furnish it with a letter addressed to the SEC stating whether or not they agree with the above statements. The Company has received the requested letter from Webb & Company, P.A., and a copy of such letter is filed as Exhibit 16.1 to this Current Report Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

i
On February 5, 2010, the Board appointed Alan R. Swift, CPA, P.A., (“Swift, CPA, PA”) as the Company’s new independent registered public accounting firm. The decision to engage Swift CPA, PA. was approved by the Company’s Board of Directors on February 8, 2010 and the decision was based on the company deciding to transfer firm when Alan Swift moved firms.

ii
Prior to February 5, 2010, the Company did not consult with Swift, CPA, PA. regarding (1) the application of accounting principles to a specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

Not applicable.

(b)	Pro Forma financial information

Not applicable.

(c)	Shell company transactions

Not applicable.

(d)	Exhibits

16.1	Letter from Webb & Company, P.A. to the U.S. Securities and Exchange Commission dated February 9, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2010	By:	/s/ Greg Halpern
Name: Greg Halpern Title: President, Chief Executive Officer, Chief Financial Officer